SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (date of earliest event reported): March 4, 2013

WAUSAU PAPER CORP.
(Exact name of registrant as specified in its charter)

WISCONSIN	0-13923	39-0690900
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification
incorporation)		Number)

100 PAPER PLACE
MOSINEE, WI 54455-9099
(Address of principal executive offices, including Zip Code)

(715) 693-4470
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

EXPLANATORY NOTE

On February 11, 2013, Wausau Paper Corp. (the “Company”) filed a Current Report on Form 8-K (the “Original Filing”) to report its results of operations during the fourth quarter ended December 31, 2012.  The purpose of this amendment to the Original Filing is to correct certain references to 2011 net earnings that were contained in the Original Filing; these references did not properly account for the Company’s effective tax rate as a result of certain discontinued operations.  The Company’s results of operations for the fourth quarter  and fiscal year ended December 31, 2012, were correct in the Original Filing.  The Item 2.02 disclosure below contains the corrected references.

Section 2 – Financial Information

Item 2.02.

Results of Operations and Financial Condition

On February 11, 2013, the Company reported a net loss from continuing operations, excluding certain nonrecurring items, of $1.5 million, or $0.03 per share, for the fourth quarter ended December 31, 2012, as compared with net earnings, excluding certain nonrecurring items, of $0.3 million, or $0.01 per diluted share, for the fourth quarter of 2011.  Net sales for the fourth quarter decreased to $190.9 million from $203.0 million in 2011.

The Company also reported net earnings from continuing operations, excluding certain nonrecurring items, of $10.8 million, or $0.22 per share, for the fiscal year ended December 31, 2012, as compared with net earnings, excluding certain nonrecurring items, of $13.8 million, or $0.28 per diluted share, for the 2011 fiscal year.

A copy of the news release is furnished as Exhibit 99.1 to this report.*

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits

Exhibit 99.1*

News release dated February 11, 2013

*

This exhibit is furnished pursuant to Item 2.02 and shall not be deemed to have been filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933 or Securities Exchange Act of 1934 unless expressly so provided by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAUSAU PAPER CORP.

Date:  March 4, 2013

By:  SHERRI L. LEMMER

Sherri L. Lemmer

Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

to

FORM 8-K/A

of

WAUSAU PAPER CORP.

dated March 4, 2013

Pursuant to Section 102(d) of Regulation S-T

(17 C.F.R. §232.102(d))

99.1*

News release dated February 11, 2013

*

This exhibit is furnished pursuant to Item 2.02 and shall not be deemed to have been filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933 or Securities Exchange Act of 1934 unless expressly so provided by specific reference in such filing.